Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
March 31, 2015

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Geographic Diversification

Consolidated Properties

As of March 31, 2015
State	# of Centers	GLA	% of GLA
South Carolina	5	1,593,898	14%
New York	2	1,478,808	13%
Pennsylvania	3	874,460	8%
Georgia	2	692,478	6%
Texas	2	619,621	5%
Delaware	1	565,707	5%
Alabama	1	557,014	5%
North Carolina	3	505,123	4%
New Jersey	1	489,706	4%
Tennessee	1	448,335	4%
Michigan	2	432,459	4%
Ohio	1	411,776	4%
Missouri	1	329,861	3%
Utah	1	319,661	3%
Louisiana	1	318,666	3%
Connecticut	1	289,898	3%
Iowa	1	276,230	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	36	11,345,211	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Glendale, AZ	1	410,664	58.00%
Charlotte, NC	1	397,837	50.00%
Texas City, TX	1	352,705	50.00%
National Harbor, MD	1	338,786	50.00%
Cookstown, ON	1	305,134	50.00%
Ottawa, ON (1)	1	287,709	50.00%
Bromont, QC	1	161,449	50.00%
Saint-Sauveur, QC	1	115,717	50.00%
Total	8	2,370,001

(1)	Excludes square feet to be completed and turned over to an magnet tenant at a later date.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 3/31/15	% Occupied 3/31/15	% Occupied 12/31/14	% Occupied 9/30/14	% Occupied 6/30/14	% Occupied 3/31/14
Deer Park, NY	749,074	94%	95%	95%	94%	92%
Riverhead, NY	729,734	97%	99%	98%	99%	98%
Rehoboth Beach, DE	565,707	98%	98%	98%	100%	98%
Foley, AL	557,014	96%	96%	96%	98%	96%
Atlantic City, NJ	489,706	94%	94%	90%	93%	93%
Sevierville, TN	448,335	99%	100%	100%	100%	99%
San Marcos, TX	441,821	97%	99%	99%	100%	100%
Myrtle Beach Hwy 501, SC	425,247	96%	96%	98%	98%	98%
Jeffersonville, OH	411,776	98%	98%	97%	97%	95%
Myrtle Beach Hwy 17, SC	402,791	100%	100%	100%	100%	99%
Charleston, SC	382,117	99%	99%	99%	99%	98%
Pittsburgh, PA	372,958	99%	100%	100%	100%	96%
Commerce II, GA	371,408	92%	99%	99%	100%	94%
Branson, MO	329,861	98%	100%	100%	100%	99%
Locust Grove, GA	321,070	100%	100%	100%	99%	99%
Howell, MI	319,889	93%	98%	98%	98%	98%
Park City, UT	319,661	99%	99%	100%	99%	97%
Mebane, NC	318,910	97%	100%	99%	100%	99%
Gonzales, LA	318,666	100%	100%	100%	97%	98%
Westbrook, CT	289,898	95%	96%	95%	97%	99%
Williamsburg, IA	276,230	99%	100%	100%	100%	100%
Lancaster, PA	254,002	99%	100%	100%	100%	99%
Tuscola, IL	250,439	85%	87%	87%	90%	90%
Hershey, PA	247,500	100%	100%	100%	100%	100%
Tilton, NH	245,698	96%	99%	98%	96%	98%
Hilton Head II, SC	206,544	95%	100%	100%	100%	97%
Fort Myers, FL	198,877	93%	91%	90%	90%	93%
Ocean City, MD	198,840	97%	98%	99%	99%	97%
Terrell, TX	177,800	96%	99%	100%	93%	97%
Hilton Head I, SC	177,199	100%	100%	99%	99%	98%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	88%	94%	94%	94%	98%
Blowing Rock, NC	104,052	97%	100%	97%	100%	100%
Nags Head, NC	82,161	94%	100%	100%	100%	100%
Kittery I, ME	51,737	100%	100%	93%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Lincoln City, OR (1)	N/A	N/A	N/A	98%	100%	99%
Total	11,345,211	97%	98%	98%	98%	97%

(1)	Sold Center in December 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Unconsolidated joint venture properties
Location	Total GLA 3/31/15	% Occupied 3/31/15	% Occupied 12/31/14	% Occupied 9/30/14	% Occupied 6/30/14	% Occupied 3/31/14
Glendale, AZ	410,664	99%	97%	100%	99%	99%
Charlotte, NC (1)	397,837	98%	99%	99%	N/A	N/A
Texas City, TX	352,705	98%	100%	100%	99%	99%
National Harbor, MD	338,786	97%	100%	100%	97%	97%
Cookstown, ON	305,134	96%	96%	95%	98%	98%
Ottawa, ON (2) (3)	287,709	92%	95%	N/A	N/A	N/A
Bromont, QC	161,449	73%	81%	81%	81%	81%
Saint-Sauveur, QC	115,717	92%	100%	100%	100%	100%
Wisconsin Dells, WI (4)	—	N/A	100%	100%	100%	97%
Total	2,370,001	95%	97%	98%	97%	97%

(1)	Center opened in July 2014.

(2)	Excludes square feet to be completed and turned over to a magnet tenant at a later date.

(3)	Center opened in October 2014.

(4)	Sold center in February 2015.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Portfolio Occupancy at the End of Each Period (1)

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Major Tenants (1)

Ten Largest Tenants as of March 31, 2015
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	82	877,187	7.7%
Ascena Retail Group, Inc.	86	503,209	4.4%
PVH Corp.	86	439,971	3.9%
V. F. Corporation	44	377,486	3.3%
Nike, Inc.	34	374,008	3.3%
Ralph Lauren Corporation	37	344,232	3.0%
ANN Inc.	48	324,229	2.9%
G-III Apparel Group, Ltd.	65	319,452	2.8%
Adidas AG	42	278,422	2.5%
Carter's, Inc.	59	274,636	2.4%
Total of All Listed Above	583	4,112,832	36.2%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Lease Expirations as of March 31, 2015

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Leasing Activity (1)

	3/31/2015	6/30/2015	9/30/2015	12/31/2015	Year to Date	Prior Year to Date (2)
Re-tenanted Space (3):
Number of leases	71				71	74
Gross leasable area	269,289				269,289	265,241
New initial base rent per square foot	$28.19				$28.19	$29.76
Prior expiring base rent per square foot	$24.87				$24.87	$24.02
Percent increase	13.4%				13.4%	23.9%

New straight line base rent per square foot	$31.73				$31.73	$32.48
Prior straight line base rent per square foot	$24.65				$24.65	$23.74
Percent increase	28.8%				28.8%	36.8%

Renewed Space:
Number of leases	181				181	174
Gross leasable area	868,786				868,786	829,697
New initial base rent per square foot	$24.68				$24.68	$22.46
Prior expiring base rent per square foot	$22.07				$22.07	$20.24
Percent increase	11.8%				11.8%	11.0%

New straight line base rent per square foot	$26.28				$26.28	$23.49
Prior straight line base rent per square foot	$21.45				$21.45	$19.75
Percent increase	22.5%				22.5%	18.9%

Total Re-tenanted and Renewed Space (3):
Number of leases	252				252	248
Gross leasable area	1,138,075				1,138,075	1,094,938
New initial base rent per square foot	$25.51				$25.51	$24.23
Prior expiring base rent per square foot	$22.73				$22.73	$21.15
Percent increase	12.2%				12.2%	14.6%

New straight line base rent per square foot	$27.57				$27.57	$25.67
Prior straight line base rent per square foot	$22.21				$22.21	$20.72
Percent increase	24.1%				24.1%	23.9%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

(2)	Excludes the Lincoln City, Oregon outlet center which was sold in December 2014.

(3)
Includes two magnet tenant leases executed during the first quarter of 2015 totaling 30,000 square feet. Excluding these two leases, which represent 11% of the total square feet re-tenanted as of March 31, 2015, the leasing statistics for the first quarter of 2015 would have been as follows:

a.	Re-tenanted space: new initial base rent of $29.69 psf, an 18.6% increase over prior expiring initial base rent of $25.02 psf.

b.	Re-tenanted space: new straight line rent of $33.50 psf, a 33.6% increase over prior straight line rent of $25.07 psf.

c.	Total re-tenanted and renewed space: new initial base rent of $25.76 psf, a 13.5% increase over prior expiring initial base rent of $22.71 psf.

d.	Total re-tenanted and renewed space: new straight line rent of $27.84 psf, a 25.2% increase over prior straight line rent of $22.23 psf.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Consolidated Balance Sheets (dollars in thousands)

	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
ASSETS
Rental property
Land	$217,994	$217,994	$230,415	$230,415	$230,415
Buildings, improvements and fixtures	1,950,092	1,947,083	2,043,583	2,029,321	2,013,520
Construction in progress	154,328	98,526	75,000	37,553	20,848
	2,322,414	2,263,603	2,348,998	2,297,289	2,264,783
Accumulated depreciation	(680,739)	(662,236)	(708,515)	(691,339)	(671,807)
Total rental property, net	1,641,675	1,601,367	1,640,483	1,605,950	1,592,976
Cash and cash equivalents	14,661	16,875	10,824	13,240	16,906
Rental property held for sale	46,530	46,005	—	—	—
Investments in unconsolidated joint ventures	205,083	208,050	249,659	210,131	171,040
Deferred lease costs and other intangibles, net	137,478	140,883	146,642	151,738	157,627
Deferred debt origination costs, net	11,606	12,126	9,794	9,652	10,276
Prepaids and other assets	71,924	72,354	82,715	77,905	81,068
Total assets	$2,128,957	$2,097,660	$2,140,117	$2,068,616	$2,029,893
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$793,741	$793,574	$794,729	$794,567	$794,407
Unsecured term loans, net of discounts	267,298	267,259	267,219	267,180	267,141
Mortgages payable, including premiums	285,068	271,361	247,240	248,336	249,418
Unsecured lines of credit	115,700	111,000	139,800	91,200	46,900
Total debt	1,461,807	1,443,194	1,448,988	1,401,283	1,357,866
Accounts payable and accruals	80,835	69,558	79,227	54,763	59,872
Deferred financing obligation	28,388	28,388	28,388	28,388	28,388
Other liabilities	31,076	32,634	29,300	30,024	31,942
Total liabilities	1,602,106	1,573,774	1,585,903	1,514,458	1,478,068
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	955	959	959	958
Paid in capital	794,652	791,566	801,363	797,286	793,059
Accumulated distributions in excess of net income	(270,124)	(281,679)	(276,218)	(276,224)	(272,085)
Accumulated other comprehensive loss	(25,755)	(14,023)	(7,382)	(3,265)	(5,515)
Equity attributable to Tanger Factory Outlet Centers, Inc.	499,731	496,819	518,722	518,756	516,417
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	26,481	26,417	27,595	27,602	27,606
Noncontrolling interest in other consolidated partnerships	639	650	7,897	7,800	7,802
Total equity	526,851	523,886	554,214	554,158	551,825
Total liabilities and equity	$2,128,957	$2,097,660	$2,140,117	$2,068,616	$2,029,893

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
REVENUES
Base rentals	$67,629	$69,732	$69,612	$68,160	$66,976	$67,629	$66,976
Percentage rentals	2,229	3,675	2,634	1,915	2,083	2,229	2,083
Expense reimbursements	33,364	32,075	29,463	29,452	31,542	33,364	31,542
Management, leasing and other services	1,283	1,043	1,225	758	566	1,283	566
Other income	1,421	1,849	2,255	1,927	1,615	1,421	1,615
Total revenues	105,926	108,374	105,189	102,212	102,782	105,926	102,782
EXPENSES
Property operating	37,732	34,968	32,798	33,629	36,027	37,732	36,027
General and administrative	11,305	11,652	11,334	10,761	10,722	11,305	10,722
Acquisition costs	—	—	—	—	7	—	7
Abandoned pre-development costs	—	769	—	—	1,596	—	1,596
Depreciation and amortization	23,989	25,398	25,774	25,197	26,063	23,989	26,063
Total expenses	73,026	72,787	69,906	69,587	74,415	73,026	74,415
Operating income	32,900	35,587	35,283	32,625	28,367	32,900	28,367

OTHER INCOME/(EXPENSE)
Interest expense	(13,089)	(14,527)	(13,902)	(14,582)	(14,920)	(13,089)	(14,920)
Loss on early extinguishment of debt	—	(13,140)	—	—	—	—	—
Gain on sale of assets and interests in unconsolidated entities	13,726	7,513	—	—	—	13,726	—
Interest and other income	306	234	437	64	60	306	60
Income before equity in earnings of unconsolidated joint ventures	33,843	15,667	21,818	18,107	13,507	33,843	13,507
Equity in earnings of unconsolidated joint ventures	2,543	2,853	2,479	1,788	1,933	2,543	1,933
Net income	36,386	18,520	24,297	19,895	15,440	36,386	15,440
Noncontrolling interests in Operating Partnership	(1,855)	(954)	(1,252)	(1,028)	(803)	(1,855)	(803)
Noncontrolling interests in other consolidated partnerships	(19)	(24)	(42)	(17)	(21)	(19)	(21)
Net income attributable to Tanger Factory Outlet Centers, Inc.	34,512	17,542	23,003	18,850	14,616	34,512	14,616
Allocation to participating securities	(408)	(481)	(481)	(481)	(429)	(408)	(429)
Net income available to common shareholders	$34,104	$17,061	$22,522	$18,369	$14,187	$34,104	$14,187
Basic earnings per common share
Net income	$0.36	$0.18	$0.24	$0.20	$0.15	$0.36	$0.15
Diluted earnings per common share
Net income	$0.36	$0.18	$0.24	$0.20	$0.15	$0.36	$0.15
Weighted average common shares
Basic	94,536	93,851	93,834	93,800	93,580	94,536	93,580
Diluted	94,697	93,922	93,902	93,874	93,649	94,697	93,649

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Funds from operations:
Net income	$36,386	$18,520	$24,297	$19,895	$15,440	$36,386	$15,440
Adjusted for -
Depreciation and amortization of real estate assets - consolidated properties	23,637	25,052	25,425	24,782	25,702	23,637	25,702
Depreciation and amortization of real estate assets - unconsolidated joint ventures	4,076	4,164	3,040	2,403	2,605	4,076	2,605
Gain on sale of assets and interests in unconsolidated entities	(13,726)	(7,513)	—	—	—	(13,726)	—
Funds from operations	50,373	40,223	52,762	47,080	43,747	50,373	43,747
FFO attributable to noncontrolling interests in other consolidated partnerships	(42)	(46)	(62)	(37)	(40)	(42)	(40)
Allocation to participating securities	(560)	(795)	(1,045)	(949)	(864)	(560)	(864)
Funds from operations available to common shareholders	$49,771	$39,382	$51,655	$46,094	$42,843	$49,771	$42,843
Funds from operations per share	$0.50	$0.40	$0.52	$0.47	$0.43	$0.50	$0.43
Funds available for distribution to common shareholders:
Funds from operations	$49,771	$39,382	$51,655	$46,094	$42,843	$49,771	$42,843
Adjusted for -
Corporate depreciation excluded above	352	346	349	415	361	352	361
Amortization of finance costs	599	728	547	554	553	599	553
Amortization of net debt discount (premium)	14	(328)	(92)	(92)	(89)	14	(89)
Amortization of share-based compensation	3,613	3,817	3,813	3,772	3,349	3,613	3,349
Straight line rent adjustment	(1,269)	(1,047)	(1,666)	(1,522)	(1,838)	(1,269)	(1,838)
Market rent adjustment	916	961	734	845	669	916	669
2nd generation tenant allowances	(956)	(6,718)	(2,570)	(2,876)	(3,378)	(956)	(3,378)
Capital improvements	(2,738)	(7,668)	(12,701)	(12,341)	(4,209)	(2,738)	(4,209)
Adjustments from unconsolidated joint ventures	(479)	(940)	(286)	(39)	(218)	(479)	(218)
Funds available for distribution	$49,823	$28,533	$39,783	$34,810	$38,043	$49,823	$38,043
Funds available for distribution per share	$0.50	$0.29	$0.40	$0.35	$0.39	$0.50	$0.39
Dividends paid per share	$0.240	$0.240	$0.240	$0.240	$0.225	$0.240	$0.225
FFO payout ratio	48%	60%	46%	51%	52%	48%	52%
FAD payout ratio	48%	83%	60%	69%	58%	48%	58%
Diluted weighted average common shs.	99,775	99,023	99,003	98,989	98,789	99,775	98,789

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Unconsolidated Joint Venture Information

The following table details certain information as of March 31, 2015, except for Net Operating Income ("NOI") which is for the three months ended March 31, 2015, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	397,837	$44.8	$1.7	$45.0

Columbus	Columbus, OH	50.0%	—	1.7	—	—

Galveston/Houston	Texas City, TX	50.0%	352,705	33.2	1.1	32.5

National Harbor	National Harbor, MD	50.0%	338,786	52.0	1.4	41.9

RioCan Canada (2)	Various	50.0%	870,009	148.8	1.7	7.1

Savannah (3) (4)	Savannah, GA	50.0%	—	87.0	—	27.6

Westgate	Glendale, AZ	58.0%	410,664	52.2	1.3	36.0

Wisconsin Dells (5)	Wisconsin Dells, WI	50.0%	N/A	—	0.3	—

Other				0.3	—	—

Total				$420.0	$7.5	$190.1

(1)	Center opened on July 31, 2014.

(2)
Includes a 161,449 square foot center in Bromont, Quebec, a 305,134 square foot center in Cookstown, Ontario, a 287,709 square foot center in Ottawa, Ontario (which opened on October 17, 2014), a 115,717 square foot center in Saint-Sauveur, Quebec, as well as due diligence costs for additional potential sites in Canada.

(3)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership column, which states our legal interest in this venture. Our economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

(4)	On April 16, 2015 the center opened, which includes approximately 377,000 square feet.

(5)	In February 2015, we closed on the sale of our equity interest in the joint venture in Wisconsin Dells.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Pro Rata Balance Sheet as of March 31, 2015 (dollars in thousands)

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata balance sheet
ASSETS
Rental property
Land	$217,994	$—	$217,994	$46,943	$264,937
Buildings, improvements and fixtures	1,950,092	(159)	1,949,933	253,898	2,203,831
Construction in progress	154,328	—	154,328	87,938	242,266
	2,322,414	(159)	2,322,255	388,779	2,711,034
Accumulated depreciation	(680,739)	—	(680,739)	(19,783)	(700,522)
Total rental property, net	1,641,675	(159)	1,641,516	368,996	2,010,512
Cash and cash equivalents	14,661	—	14,661	29,930	44,591
Rental property held for sale	46,530	—	46,530	—	46,530
Investments in unconsolidated joint ventures	205,083	(480)	204,603	(204,603)	—
Deferred lease costs and other intangibles, net	137,478	—	137,478	10,166	147,644
Deferred debt origination costs, net	11,606	—	11,606	3,217	14,823
Prepaids and other assets	71,924	—	71,924	5,594	77,518
Total assets	$2,128,957	$(639)	$2,128,318	$213,300	$2,341,618
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$793,741	$—	$793,741	$—	$793,741
Unsecured term loans, net of discounts	267,298	—	267,298	—	267,298
Mortgages payable, including premiums	285,068	—	285,068	190,082	475,150
Unsecured lines of credit	115,700	—	115,700	—	115,700
Total debt	1,461,807	—	1,461,807	190,082	1,651,889
Accounts payable and accruals	80,835	—	80,835	23,836	104,671
Deferred financing obligation	28,388	—	28,388	—	28,388
Other liabilities	31,076	—	31,076	(618)	30,458
Total liabilities	1,602,106	—	1,602,106	213,300	1,815,406
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	—	958	—	958
Paid in capital	794,652	—	794,652	—	794,652
Accumulated distributions in excess of net income	(270,124)	—	(270,124)	—	(270,124)
Accumulated other comprehensive income	(25,755)	—	(25,755)	—	(25,755)
Equity attributable to Tanger Factory Outlet Centers, Inc.	499,731	—	499,731	—	499,731
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	26,481	—	26,481	—	26,481
Noncontrolling interest in other consolidated partnerships	639	(639)	—	—	—
Total equity	526,851	(639)	526,212	—	526,212
Total liabilities and equity	$2,128,957	$(639)	$2,128,318	$213,300	$2,341,618

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Pro Rata Statement of Operations year to date March 31, 2015 (dollars in thousands)

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata statement of operations
REVENUES
Base rentals	$67,629	$(3)	$67,626	$7,623	$75,249
Percentage rentals	2,229	—	2,229	406	2,635
Expense reimbursements	33,364	(2)	33,362	4,079	37,441
Management, leasing and other services	1,283	—	1,283	—	1,283
Other income	1,421	—	1,421	170	1,591
Total revenues	105,926	(5)	105,921	12,278	118,199
EXPENSES
Property operating	37,732	(1)	37,731	4,674	42,405
General and administrative	11,305	—	11,305	113	11,418
Acquisition costs	—	—	—	—	—
Abandoned pre-development costs	—	—	—	—	—
Depreciation and amortization	23,989	(2)	23,987	4,057	28,044
Total expenses	73,026	(3)	73,023	8,844	81,867
Operating income	32,900	(2)	32,898	3,434	36,332

OTHER INCOME/(EXPENSE)
Interest expense	(13,089)	1	(13,088)	(914)	(14,002)
Gain on sale of assets and interests in unconsolidated entities	13,726	—	13,726		13,726
Interest and other income	306	—	306	5	311
Income before equity in earnings of unconsolidated joint ventures	33,843	(1)	33,842	2,525	36,367
Equity in earnings of unconsolidated joint ventures	2,543	(18)	2,525	(2,525)	—
Net income	36,386	(19)	36,367	—	36,367
Noncontrolling interests in Operating Partnership	(1,855)	—	(1,855)	—	(1,855)
Noncontrolling interests in other consolidated partnerships	(19)	19	—	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	34,512	—	34,512	—	34,512
Allocation to participating securities	(408)	—	(408)	—	(408)
Net income available to common shareholders	$34,104	$—	$34,104	$—	$34,104

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

External Growth Pipeline Summary As of March 31, 2015

Project/Market	Projected Opening	Approx Size in Sq Ft (000s)	Est Total Net Cost (millions)	Cost to Date (millions)	Tanger Ownership Percentage	Est Total Construction Loan (millions)	Amount Drawn (millions)	Est Future Tanger Capital Requirement (millions)	Projected Stabilized Yield (1)

UNDER CONSTRUCTION:
New Developments -
Savannah, GA (2)	04/16/15	377	$106.9	$91.9	50%	$93.0	$55.2	$—	10.0% - 11.0%
Foxwoods, Mashantucket, CT (2, 3)	05/21/15	313	128.2	86.0	67%	70.3	40.1	12.0	8.5% - 9.5%
Grand Rapids, MI	07/31/15	350	77.2	32.5	100%	—	—	44.7	11.0% - 12.0%
Southaven, MS (Memphis) (2,3)	4Q15	320	69.5	16.6	50%	60.0	—	—	9.5% - 10.5%
Total New Developments		1,360	$381.8	$227.0		$223.3	$95.3	$56.7	10.1%

Expansions -
None
Total Expansions		—	$—	$—		$—	$—	$—	—%
Total Under Construction		1,360	$381.8	$227.0		$223.3	$95.3	$56.7	10.1%

PRE-DEVELOPMENT:
Columbus, OH	2Q16	355	$94.9	$3.4	50%	$—	$—	$45.8	TBD

(1)
While actual yields for individual projects may vary, the company's current targeted stabilized yield on estimated total net cost for development projects is 9% - 11% in the United States and 7% - 9% in Canada. Weighted average projected stabilized yields for projects under construction are calculated using the midpoint of the projected stabilized yield disclosed for each project, or the midpoint of the company's targeted stabilized yield for projects labeled TBD.

(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership Percentage column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from the gain or losses of asset sales.

(3)			Joint venture is consolidated for financial reporting purposes.

The company's estimates, projections and judgments with respect to projected opening date, approximate size, estimated total net cost, Tanger ownership percentage, estimated total construction loan, estimated future Tanger capital requirement and projected stabilized yield for new development and expansion projects are subject to adjustment prior to and during the development process. Estimated total net cost shown net of outparcel sales and public financing. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2015
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$115,700	LIBOR + 1.00%		10/24/2017
2020 Senior unsecured notes	300,000	6.125%	6.219%	6/1/2020
2023 Senior unsecured notes	250,000	3.875%	4.076%	12/1/2023
2024 Senior unsecured notes	250,000	3.75%	3.819%	12/1/2024
Unsecured term loan (2)	250,000	LIBOR + 1.05%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(6,461)
Total unsecured debt	$1,176,739
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,594) (3)	$48,934	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Deer Park, NY (net of discount of $1,082) (4)	148,918	LIBOR + 1.50%	2.80%	8/30/2018
Hershey, PA (including premium of $251) (3)	29,336	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $75) (3)	17,804	5.24%	4.68%	1/6/2016
Foxwoods, CT (5)	40,076	LIBOR + 1.65%		12/5/2017
Total secured mortgage debt	$285,068
Tanger's share of unconsolidated JV debt:
Charlotte (6)	$45,000	LIBOR + 1.45%		11/24/2018
Galveston/Houston (7)	32,500	LIBOR + 1.50%		7/01/2017
National Harbor (8)	41,850	LIBOR + 1.65%		11/13/19
RioCan Canada (including premium of $393) (9)	7,149	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Savannah (10)	27,623	LIBOR + 1.65%		5/21/2017
Westgate (11)	35,960	LIBOR + 1.75%		6/27/2015
Total Tanger's share of unconsolidated JV debt	$190,082

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)	On July 2, 2014, the credit agreement for the unsecured term loan due February 23, 2019 was amended and restated to change the interest rate from LIBOR + 1.60% to LIBOR + 1.05%.

(3)	Represents mortgages assumed in the acquisitions of various properties.

(4)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a five year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80% through August 14, 2018.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

(5)	In December 2014, the joint venture closed on a mortgage loan with the ability to borrow up to $70.3 million. The loan initially matures on December 5, 2017, with two one -year extension options.

(6)	In November 2014, the joint venture closed on a mortgage loan of $90.0 million. The loan initially matures on November 24, 2018, with one one -year extension option.

(7)
In July 2013, the joint venture closed on a mortgage loan with the ability to borrow up to $70.0 million with a maturity date of July 1, 2017 and the option to extend the maturity for one additional year. As of March 31, 2015, the balance on the loan was $65.0 million. The additional $5.0 million is available for future expansion.

(8)
In November 2014, the joint venture amended the initial construction loan to increase the amount available to borrow from $62.0 million to $87.0 million and extended the maturity date until November 13, 2019. As of March 31, 2015, the balance on the loan was $83.7 million. The additional $3.3 million is available for future expansion.

(9)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a principal balance of $13.5 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(10)
In May 2014, the joint venture closed on a construction loan with the ability to borrow up to $97.7 million, of which $4.7 million will be available for future expansion. The construction loan has a maturity date of May 21, 2017, with two options to extend the maturity date each for one additional year. As of March 31, 2015, the balance on the loan was $55.2 million.

(11)
In May 2014, the joint venture amended and restated the initial construction loan to increase the amount available to borrow from $48.3 million to $62.0 million. The amended and restated loan has a maturity date of June 27, 2015 with the option to extend the maturity date for two additional years. As of March 31, 2015, the balance on the loan was $62.0 million. On April 1, 2015, the joint venture exercised the option to extend the maturity date of the loan to June 27, 2017.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2015
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2015	$31,402	$36,832	$68,234
2016	30,283	269	30,552
2017 (1)	166,284	60,408	226,692
2018	153,183	45,301	198,484
2019	253,369	42,169	295,538
2020	303,566	4,710	308,276
2021	5,793	—	5,793
2022	4,436	—	4,436
2023	254,768	—	254,768
2024	255,140	—	255,140
2025 & thereafter	7,206	—	7,206
	$1,465,430	$189,689	$1,655,119
Net Discount on Debt	(3,623)	393	(3,230)
	$1,461,807	$190,082	$1,651,889
Senior Unsecured Notes Financial Covenants (2)

As of March 31, 2015
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	10%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	174%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.45	Yes

(1)	Includes balances of $115.7 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2015